SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

                         August 12, 2011 (June 22, 2011)
                Date of Report (Date of earliest event reported)


                              DATAMILL MEDIA CORP.
             (Exact name of registrant as specified in its charter)

          Nevada                      000-27795                 98-0427526
(State or other jurisdiction         (Commission              (IRS Employer
     of incorporation)               File Number)         Identification Number)

1205 Hillsboro Mile, Suite 203, Hillsboro Beach, Florida          33062
      (Address of Principal Executive Offices)                  (Zip Code)

                                 (954) 876-1181
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2., below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.133-4(c))

ITEM 1.02 TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT.

     As previously reported on our Current Report on Form 8-K filed with the Commission on June 23, 2011, Datamill Media Corp. and its wholly-owned subsidiary, Datamill Media Sub Corp., entered into a Merger Agreement with M3X Media, Inc., a Florida corporation ("M3X") located in West Palm Beach, Florida on June 22, 2011. M3X is a digital entertainment and multimedia company. The Merger Agreement was amended on July 14, 2011.

     On August 12, 2011, we terminated the Merger Agreement.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATED: August 12, 2011
                                       Datamill Media Corp.


                                       By: /s/ Vincent Beatty
                                           -------------------------------------
                                           Vincent Beatty
                                           President and Chief Executive Officer

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